SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                February 12, 2004


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)

               000-31825                               63-1259533
          (Commission File No.)              (IRS Employer Identification No.)

     1323 STRATFORD ROAD
     DECATUR,  ALABAMA                                    35601
    (Address  of  principal                            (Zip  Code)
     executive offices)

                                  (256) 355-9500
               (Registrant's telephone number including area code)


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ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c)  EXHIBITS.

               Exhibit 99.1  Press Release dated February 12, 2004.

ITEM 12.  DISCLOSURE  OF  RESULTS  OF  OPERATIONS  AND  FINANCIAL CONDITION.
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          On  February  12,  2004,  Heritage  Financial Holding Corporation (the
"Company") announced its financial results for the quarter and year ended December 31, 2003. The full text of the press release is set forth in Exhibit
99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HERITAGE FINANCIAL HOLDING CORPORATION


                                       By: ___________________________
                                                William M. Foshee
                                           Its Chief Financial Officer


Date:  February 12, 2004
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